Exhibit 99.5

                  Form of Jacobs Financial Group, Inc. Warrant
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                                     WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                          JACOBS FINANCIAL GROUP, INC.

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      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR
  INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE STATUTES.
     SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
 RELATING TO SUCH DISPOSITION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER OR AN OPINION OF COUNSEL SATISFACTORY
                       TO THE COMPANY THAT THE SECURITIES
                 MAY BE SO DISPOSED OF WITHOUT BEING REGISTERED.
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         This     is    to     Certify     that,     FOR     VALUE     RECEIVED,
_____________________________,   or   assigns   ("Holder"),   is  the  owner  of
________________ (______) Warrants, each of which entitles it to purchase, subject to the provisions of this Warrant, from JACOBS FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), one fully paid, validly issued, and non-assessable share of the Company's Common Stock, par value $.0001 per share ("Common Stock"), during the Exercise Period (as defined below) at an exercise price one-tenth of one cent ($0.001) per share.

         This Warrant is being issued as part of the financing of the Company for the purpose of acquiring the outstanding stock of West Virginia Fire and Casualty Company (the "Insurance Subsidiary") and to provide operating capital for the Company and the Insurance Subsidiary.

         This Warrant may be exercised at any time or from time to time during the period (the "Exercise Period"): (i) from the date of issuance hereof and
(ii) until 5:00 p.m. Charleston, West Virginia time on the [fifth/seventh] anniversary of such date of issuance (the "Termination Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock underlying this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon exercise of this Warrant, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of each warrant to acquire a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         (a) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that if such day is a day on which banking institutions in the State of West Virginia are authorized by law to


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close,  then on the next  succeeding  day which  shall  not be such a day.  This
Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or, at the Company's option, at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form; provided that the Holder, at its option, may exercise this Warrant on a "net" or "cashless" basis, in which case the Company shall offset the payment of the Exercise Price by a reduction in the number of Warrant Shares to be delivered to the Holder upon exercise. As soon as practicable after each such exercise of the Warrants, but not later than fifteen (15) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder.

         (b) AUTHORIZATION; RESERVATION OF SHARES. The issuance of this Warrant has been duly authorized by the Board of Directors of the Company, and, when issued in accordance herewith, the Warrant Shares shall be fully paid and non-assessable. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

         (1) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

         (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and lowest asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent

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                  fiscal  year of the  Company  ending  prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable and transferable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or, at the Company's option, at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon compliance with this paragraph and surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone. This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act and the Rules and Regulations promulgated thereunder (such Securities Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). This Warrant shall be transferable only upon receipt by the Company, if requested to the Company, of an opinion of counsel satisfactory to the Company, which may be counsel to the Company, that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of

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                  shares, or (iii) combine or reclassify its outstanding  shares of Common Stock into a smaller number of shares, the Exercise Price of the Warrants in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date, shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Holder immediately prior to such date, the Holder would have owned upon such exercise and been
                  entitled  to  receive   upon  such   dividend,   distribution,
                  subdivision, combination or reclassification.

         (2) In case the Company shall fix a record date for the issuance of rights or warrants to its stockholders entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Subsection (6) below) on the record date mentioned below, then the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock or the Exercise Price in effect immediately prior to such issuance, whichever is higher, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. This paragraph shall not be applicable to any shares of Common Stock issuable upon exercise of any presently outstanding rights, warrants or other convertible securities or rights, warrants or other convertible securities the Company is currently obligated to issue as part of the financing accomplished prior to the acquisition of the Insurance Subsidiary; and, for avoidance of doubt, neither this paragraph nor any other provision of this Section (f) shall apply to or require an adjustment as the result of (A) the issuance or exercise of stock options or other awards made or denominated in shares of Common Stock under the Company's 2005 Stock Incentive Plan or any other stock plan of the Company hereafter adopted by the Board and approved by the stockholders of the Company or (B) the issuance of shares of

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                  Common  Stock   pursuant  to  an  acquisition  of  a  business
                  (including, without limitation, by way of an acquisition of capital stock) or the assets of a business (which assets do not consist primarily of cash or cash equivalents) approved by the Board.

         (3) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above) or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (6) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

         (4) To the extent that an adjustment has been made for purposes of determining the Exercise Price of the Warrant upon issuance of any rights, options or warrants to purchase Common Stock, then the subsequent issuance of Common Stock upon actual exercise of the right, option or warrant shall be excluded from the adjustment provisions hereof.

         (5) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (1), (2) and (3) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (6)      For the purpose of any computation  under  Subsections (2) and
                  (3) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive business days before such date. The closing price for each day shall be the last sale price or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

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         (7)      No adjustment in the Exercise  Price shall be required  unless such adjustment would require an increase or decrease of at least two-tenths of one cent ($.002) in such price; provided,
                  however,   that  any  adjustments  which  by  reason  of  this
                  Subsection (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest one-tenth of one cent or to the nearest one-hundredth of a share, as the case may
                  be.   Anything   in   this   Section   (f)  to  the   contrary
                  notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or
                  securities   convertible  into  Common  Stock  (including  the
                  Warrants).

         (8) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (7), inclusive above.

         (9) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrant Certificates theretofore or thereafter issued upon exchange, transfer, assignment, loss of certificate or upon exercise in part may continue to express the same price and number and kind of shares as were stated in the Warrant Certificates when the same were originally issued.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with the stock transfer agent responsible for this Warrant, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to all of the holders of its Common Stock or any series of its Preferred Stock for subscription or purchase by them any share of any class or

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any  other  rights  or  (iii)  if any  capital  reorganization  of the  Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten days prior the date specified in (A) or (B) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (A) a record is to be taken for the purpose of such dividend, distribution or rights, or (B) such reorganization, reclassification, consolidation, merger, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other
securities   shall  receive  cash  or  other  property   deliverable  upon  such
reorganization,   reclassification,   consolidation,   merger,  sale,  lease  or
transfer, dissolution, liquidation or winding up.

         (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other similar change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of all or substantially all of the business and assets of the Company, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations or other changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances. In the event that in connection with any such reclassification, capital reorganization or other change, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

         (j) WARRANT SHARES NOT REGISTERED; REGISTRATION RIGHTS.

         (1)      The  Warrant  Shares  have  not  been  registered   under  the
                  Securities Act in reliance upon an exemption from the registration requirements of the Securities Act pursuant to
                  Section 4(2) thereof. Nor have the Warrant Shares been registered under applicable state securities laws. Thus, Warrant Shares may not be sold or otherwise disposed of unless so registered or exempted from registration. When an exemption

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

                  under Rule 144 promulgated under the Securities Act does become available, upon the request of the Holder, the Company will facilitate removal of any legend restricting the transfer of the Warrant Shares and pay the expenses of any necessary opinion of Company counsel associated therewith.

         (2) If, during the Exercise Period, the Company proposes to file a registration statement with the Securities and Exchange Commission with respect to the sale of any of its securities, then at least forty-five (45) days prior to such filing, the Company shall give the Holder written notice thereof and if, within fifteen (15) days after receipt of such notice, the Holder shall request inclusion of the shares underlying the Warrants in such registration statement, the Company shall use its best efforts to include such underlying shares in such registration statement. In any such event, the Company shall pay and bear all costs and expenses in connection with the registration of the underlying shares, except for the fees of the Company's counsel in connection therewith.

         (k) AMENDMENT; WAIVER OF PROVISIONS. This Warrant may not be amended by or compliance with any provision hereof waived without the written consent of holders of the majority of the Warrants and/or Warrant Shares.

         (l) CHOICE OF LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of West Virginia without giving effect to its principles of conflicts of law. Any dispute concerning or arising from this Warrant shall be addressed exclusively by West Virginia State or federal courts located in Kanawha County. All claims of forum non convenes are hereby waived.


         WITNESS the signature of the Company by its authorized representative.

                                          JACOBS FINANCIAL GROUP, INC.

                                          By:
                                          ___________________________________
                                          John M. Jacobs, President
Dated:   as of December __, 2005







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

                          JACOBS FINANCIAL GROUP, Inc.

                                  PURCHASE FORM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Dated ____________________

         The undersigned hereby irrevocably elects to exercise the within Warrant with respect to ________________________________________________________
shares  of  Common  Stock  and  hereby  either   [indicate  by  checking   which
alternative]

         ( ) makes and delivers payment of __________________________________ in payment of the actual exercise price thereof, or
         ( ) directs the Company to effectuate the exercise on a net or cashless basis.
--------------------------------------------------------------------------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK
--------------------------------------------------------------------------------
         The Warrant Shares shall be issued as follows:

Name________________________________________________________________________
                    (Please typewrite or print in block letters)


Address_______________________________________________________________________


            Signature of Holder_______________________________________________
--------------------------------------------------------------------------------


                                 ASSIGNMENT FORM
--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto

Name________________________________________________________________________
                  (Please type or print in block letters)


Address_______________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint___________________________________________________
Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _______________            Signature  _____________________________________

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